EXHIBIT 10.13

AMENDMENT NO. 5

TO THE

KINDRED 401(k) PLAN

This is Amendment No. 5 to the Kindred 401(k) Plan (the “Plan”) as last amended and restated as of January 1, 2003, which amendment shall be effective as of December 27, 2006.

RECITALS

A.	Kindred Healthcare, Inc. (the “Company”) maintains the Plan and has reserved the right in Section 9.1 of the Plan to amend the Plan from time to time in its discretion.

B.	The Company desires to amend the Plan in order to provide for participation in the Plan by employers who are managed by the Company pursuant to a management agreement or partnership that has been accepted as a Participating Employer.

AMENDMENTS

1. Appendix B to the Plan is hereby amended to add the following at the end thereof:

As of March 1, 2006.

Partnerships

Name of Partnership	Partners	Total Direct or Indirect Kindred Ownership
KPS Denver, LLC #8410	KPS Mountain, Inc. – 51% ARC Pharmacy Services, LLC – 49%	51%

As of May 1, 2006.

Partnerships

Name of Partnership	Partners	Total Direct or Indirect Kindred Ownership
KPS Dallas Limited Partnership #8413	Kindred Institutional Pharmacy Services – 50% KPS Dallas Holdings, LLC – 1% ARC Pharmacy Services, LLC – 49%	51%

KPS Phoenix, LLC #8412	Kindred Institutional Pharmacy Services – 51% ARC Pharmacy Services, LLC – 49%	51%

As of July 1, 2006.

Partnerships

Name of Partnership	Partners	Total Direct or Indirect Kindred Ownership
KPS Houston Limited Partnership #8421	Kindred Institutional Pharmacy Services– 50% KPS Houston Holdings, LLC– 1% ARC Pharmacy Services, LLC– 49%	51%

KPS San Antonio Limited Partnership #8419	Kindred Institutional Pharmacy Services– 50% KPS San Antonio Holdings, LLC– 1% ARC Pharmacy Services, LLC– 49%	51%

IN WITNESS WHEREOF, the Employer has caused this Amendment No. 5 to be executed this 27th day of December 2006.

KINDRED HEALTHCARE, INC.

By	/s/ Richard E. Chapman

Title:	Executive Vice President and Chief Administrative and Information Officer

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